QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.55

WAFER SUPPLY AND SERVICES AGREEMENT

AMENDMENT ONE

among:

JAZZ SEMICONDUCTOR

a Delaware limited liability company

and

SKYWORKS SOLUTIONS, INC.

a Delaware corporation

Dated as of May 2, 2003

AMENDMENT ONE TO THE WAFER SUPPLY AND SERVICES AGREEMENT

        THIS AMENDMENT ONE TO THE SKYWORKS WAFER SUPPLY AND SERVICES AGREEMENT (the "Amendment One") is entered into as of May 2, 2003 (the "Amendment One Effective Date") by and between JAZZ SEMICONDUCTOR, a Delaware limited liability company ("Jazz" or "Company"), and SKYWORKS SOLUTIONS, INC., a Delaware corporation ("Skyworks").

RECITALS

          A.    Conexant Systems, Inc. ("Conexant"), Company, and Carlyle Capital Investors, L.L.C. entered into a Contribution Agreement dated February 23, 2002 pursuant to which Conexant contributed to Company the assets used to provide specialty process foundry services and to manufacture semiconductor wafers at a facility in Newport Beach, California (the "Newport Beach Fab").

          B.    A WAFER SUPPLY AND SERVICES AGREEMENT was entered into as of March 30, 2002, by and between CONEXANT SYSTEMS, INC., a Delaware corporation ("Conexant"), and SPECIALTYSEMI, INC.,a Delaware corporation currently known as Jazz Semiconductor (the "CNXT Supply Agreement").

          C.    Skyworks was formed in June, 2002 through the completion of the merger between Alpha Industries, Inc. and Conexant's wireless communications business and Skyworks, under a separate agreement with Conexant dated June 25, 2002, agreed to assume a portion of the volume commitment set forth in the CNXT Supply Agreement and undertook other related obligations ("SWKS CNXT Supply Agreement"). Jazz acknowledges the Skyworks wafer purchases to date have been counted toward Conexant's volume commitment as set forth in Section 2.1(f) of the CNXT Supply Agreement. Section 2.1(f) of the CNXT Supply Agreement is attached for reference purposes as Exhibit H.

          D.    The CNXT Supply Agreement contains Section 2.1 (f) (iii), stating each Conexant Spin-off (a "Participating Spin-off") may enter into a separate agreement with Jazz containing all of the terms and conditions of the CNXT Supply Agreement. Skyworks acknowledges that the SWKS CNXT Supply Agreement specifically excludes Section 2.1(f) (Purchase for Certain Entities) and 6.2 (Wafer Credits). Pursuant to Section 2.1(f)(iii) of the CNXT Supply Agreement, Skyworks and Company entered into THE SKYWORKS WAFER SUPPLY AND SERVICES AGREEMENT (the "SWKS Supply Agreement") as of May 2, 2003.

          E.    Skyworks and Jazz wish to modify certain terms contained in the SWKS Supply Agreement regarding (1) the Jazz Wafer Capacity Commitment; (2) [...***...] (3) second sourcing for the manufacturing of Skyworks silicon demand; and (4) Contract Pricing. Skyworks desires a longer term and more definitive additional capacity assurances, and Jazz desires a more definitive commitment regarding the manufacturing requirement for Skyworks' product demand.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in the SWKS Supply Agreement, and in this Amendment One, the Parties agree as follows:

AGREEMENT

        1.    Definitions.    Capitalized terms not expressly defined elsewhere in this Amendment One have meanings as set forth in this Section 1, or if not listed in this Section 1 then as set forth in the SWKS Supply Agreement. All references to "Section" shall be to the sections of this Amendment One, unless expressly stated otherwise.

          1.1.    "China Fab" means either i) the ASMC fabrication facility that Jazz establishes in China or ii) the SMIC fabrication facility that Jazz establishes in China.

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

          1.2.    "Customer Qualification Requirement" means a requirement imposed on Skyworks by a Skyworks' customer. By way of example, the Customer Qualification Requirement may include specific requirements for fabrication, such as the location and ownership of a second source fabrication facility.

          1.3.    "Initial Standard Yield" means, for each semiconductor part in production on the Amendment One Effective Date (excluding those identified in Exhibit K), the standard yield set forth in Exhibit A. For a new semiconductor part having a first production after the Amendment One Effective Date, the Initial Standard Yield shall be established [...***...].

          1.4.    "Jazz Fabs" mean the (1) Newport Beach Fab facility located in Newport Beach; and (2) the China Fabs.

          1.5.    "Move" means the completion of an individual stage in the process of fabricating a Wafer at any Jazz Fab as described in SWKS Supply Agreement Exhibit B, Schedule 2.2

          1.6.    "Party" means either Skyworks or Jazz, individually, as the context requires, and Parties means Skyworks and Jazz, collectively.

          1.7.    "Process Mix" means the particular combination of process technologies featured within an offered process classification available at the Jazz Fabs.

          1.8.    "Probe Yield" is calculated for each wafer as the number of good dies electrically tested and passed at probe versus the total number of die expected to be capable die on the tested wafer.

          1.9.    "Part" or "Semiconductor Part" means a Skyworks semiconductor device with a unique part number based on the traditional assignments of part numbers by Skyworks to date.

          1.10.    "Reset Standard Yield" means the yield value determined in a yield update as set forth in Section 11.3.

          1.11.    "Standard Yield" means the Initial Standard Yield or, if the yield for a semiconductor part has been reset pursuant to a yield update, then the Standard Yield means the Reset Standard Yield.

          1.12.    "Uncommitted Available Capacity" means, at any given time, the capacity controlled by Jazz that is uncommitted after excluding all capacity necessary to fulfill Jazz's commitments under this Wafer Supply Agreement, the CNXT Supply Agreement (excluding the Skyworks Purchase Obligation), and Jazz contractual obligations to other third parties [...***...].

          1.13.    "Wafer" means a semiconductor wafer to be processed, prepared, and tested at a Jazz Fab, and includes a variety of individual semiconductor parts including Production Wafers, Pizza Mask Wafers, and Risk Materials.

          1.14.    "WSPD" means Wafer Starts Per Day, and is a number of Wafers that may commence processing in a single day at the Jazz Fabs.

          1.15.    "Standard Delivery Schedule" means the number of calendar days to manufacture a part using the cycle times set forth in Exhibit I, and starting from the Jazz confirmed start dates.

        2.    Requirement and Forecast for [...***...]

          2.1.    For the [...***...] following the Amendment One Effective Date Skyworks shall use its commercially best efforts to place orders for [...***...] in accordance with the forecast by Skyworks as set forth in exhibit L.

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

          2.2.    Within [...***...] after the Amendment One Effective Date and [...***...] prior to the start of each [...***...], Jazz shall provide a [...***...] report for the anticipated need for [...***...] to load the Newport Beach Fab ("the Anticipated Load"). After the time period of Section 2.1, Skyworks shall place orders for [...***...] up to the Anticipated Load, but not to exceed Skywork's requirements for [...***...] qualified at the Newport Beach Fab. Skyworks shall use diligent commercially best efforts to qualify [...***...] at the Newport Beach Fab. [...***...]

          2.3.    Forecast

            2.3.1.    Initial Forecast.    Exhibit L is the initial forecast for Skyworks' projected total WSPD, which will be updated according to the procedure set forth in Section 2.3.2.

            2.3.2.    Rolling Forecast.    Skyworks shall provide to Jazz a [...***...] rolling forecast by [...***...]. The rolling forecast will provide an estimate of Skyworks' projected total WSPD requirements for each [...***...]. By way of convention, the forecast months will be referred to as follows in a [...***...] rolling forecast:

    [...***...]

          2.4.    Volume Commitment.    Skyworks hereby makes a volume commitment to the WSPD in each [...***...] rolling forecast according to the following schedule (the "Skyworks Wafer Volume Commitment"). Skyworks acknowledges and affirms the Skyworks Wafer Volume Commitment for any [...***...] shall not be less than the "take or pay" purchase obligations set forth in Section 2.1 of the SWKS Supply Agreement (the "Skyworks Purchase Obligation"), provided Jazz makes a capacity commitment sufficient to meet the "take or pay" Skyworks Purchase Obligation.

            2.4.1.    [...***...]

            2.4.2.    [...***...]

            2.4.3.    [...***...].

            2.4.4.    [...***...].

            2.4.5.    [...***...].

          2.5.    Credit Against CNXT Supply Agreement.    Jazz shall continue to expressly credit Conexant for Conexant's volume commitment as set forth in Section 2.1(f) of the CNXT Supply Agreement for all purchases of Wafers by Skyworks (the "Contract Credit") under the SWKS Supply Agreement and any amendments thereto including this Amendment One. [...***...]

          2.6.    Cycle Time Increase.

            2.6.1.    Exhibit I sets forth target cycle times [...***...]. For any increase in a target cycle time that may increase the Standard Delivery Schedule [...***...], Jazz shall make commercially reasonable efforts to provide [...***...] advance written notice to Skyworks, and Skyworks will use commercially reasonable efforts to update Exhibit I to reflect the increase in the cycle time and to accommodate the increase into its Wafer forecast. If the Purchase Order process reflects a decrease in cycle time for any part other than for expedited or priority lots, then the Parties agree to cooperate to update Exhibit I to reflect the decreased cycle time. The updated cycle times in Exhibit I will become the new target cycle times.

            2.6.2.    Jazz shall make commercially reasonable efforts to maintain a cycle time for each part that is no more than [...***...] as set forth in Exhibit I, as updated.

            2.6.3.    [...***...]

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

        3.    Capacity

          3.1.    Initial Capacity Commitment.    Exhibit M sets forth the initial capacity commitment by Jazz, which will be updated according to the procedure set forth in Section 3.2.

          3.2.    Wafer Capacity.    Within [...***...] of receipt of the Skyworks rolling forecast in accordance with Section 2.3.2, Jazz, for each [...***...] in the then current rolling forecast, shall provide in writing a rolling capacity commitment identifying the Jazz Fab at which each product will be manufactured (the "Jazz Wafer Capacity Commitment"). Jazz shall use commercially reasonable efforts to provide a Jazz Wafer Capacity Commitment sufficient to meet the Skyworks rolling forecast for each [...***...]. The capacity commitment by Jazz shall not be less than the commitment provided the [...***...], unless Skyworks' forecast decreases for the commitment period, and then the Jazz Wafer Capacity Commitment may only decrease to the decreased amount. [...***...]

          3.3.    [...***...]

          3.4.    Process Changes.    Any process change must be in accordance with the Process Change Notification (PCN) procedures set forth in Exhibit G.

          3.5.    Probe Capacity.    Jazz shall offer to Skyworks probe capacity that has been qualified by Skyworks. For purposes of this Amendment, qualified probe capacity shall mean that probe capacity at a particular probe location that has passed Skyworks quality processes, and for which Skyworks has provided Jazz a notification of such qualification. [...***...]

          3.6.    Priority of Commitment.    The Jazz Wafer Capacity Commitment shall be made with consideration of the cycle times required by Skyworks, as set forth in Exhibit I. Under no circumstance shall Jazz knowingly commit to deliver to Skyworks an overall capacity, when considering all Jazz customers, in excess of its actual Capacity for any [...***...].

          3.7.    Provided Skyworks has cooperated with [...***...], Skyworks may Submit purchase orders to Jazz and Jazz shall accept such Purchase Orders, at the price and upon the terms and conditions contain herein, up to [...***...].

        4.    [...***...]

          4.1.    Currently Manufactured Parts.    Only for the [...***...] following the Amendment One Effective date, Jazz's [...***...] for the manufacturing of the parts identified in Exhibit J -1, shall not be subject to the conditions and or limitations of section 4.2.

          4.2.    Volume.    Subject to the limitations of this paragraph, Skyworks will [...***...]. Jazz's [...***...] shall be effective provided Jazz is competitive in price, technology, time of delivery, delivery performance, meeting Customer Qualification Requirement, cycle times, quality, and comparable yield performance for similar volumes of such parts. Absent a Skyworks Customer Qualification Requirement, Jazz's [...***...] for the semiconductor parts identified on Exhibit J-3 shall be effective provided Jazz is competitive in price, technology, time of delivery, delivery performance, cycle times, quality, and comparable yield performance for similar volumes of such parts.

            4.2.1.    Jazz may periodically, or upon Skyworks request, not to exceed [...***...], provide to Skyworks a projection of available capacity. [...***...].

            4.2.2.    At the time Skyworks firmly identifies a fabrication need for a semiconductor part subject to the [...***...] of Section 4.2, Skyworks shall give [...***...] to Jazz. Skyworks shall notify Jazz of the fabrication need using a request for quotation process, and Jazz shall respond in the time allotted in the request, and in no event less than [...***...]. Skyworks shall notify Jazz within [...***...] of determining that any fabrication requirement subject to the [...***...] may be awarded to any foundry [...***...] and identify the basis for such decision [...***...]

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

            4.2.3.    [...***...]

        5.    Pricing.

          5.1.    [...***...]

          5.2.    Existing Product Pricing [...***...]:

            5.2.1.    Basic Wafer Pricing for Existing Products through November 1, 2005.    Exhibit J-1 sets forth Existing Products. [...***...]. Basic Wafer Pricing for an Existing Product Lot shall be the Price as set forth in Exhibit B.

            5.2.2.    Basic Wafer Pricing for Existing Products after November 1, 2005.    Exhibit J-1 sets forth Existing Products. [...***...]. Basic Wafer Pricing for an Existing Product Lot shall be the lower of: (1) Best Nation Pricing pursuant to Section 5.2.2.1; (2) Market Pricing pursuant to Section 5.2.2.2; or (3) the Basic Wafer Price pursuant to Exhibit B, section 2.

              5.2.2.1.    Best Nation Pricing.    Jazz agrees to provide Skyworks pricing no greater than the Best Nation Pricing defined as equal to the lowest priced customer for similar technologies and volumes.

              5.2.2.2.    Market Pricing.    Market Price may be reviewed quarterly, and will be based on (1) the lowest [...***...] price offered by [...***...] for similar technologies and similar Wafer volumes; or (2) if Skyworks receives [...***...], then the average of the [...***...] lowest [...***...] price of [...***...] for similar technologies and similar Wafer volumes; provided that if the lowest price of [...***...], then Market Price will be set in accordance with section (1).

          5.3.    New Product Pricing.

            5.3.1.    Basic Wafer Pricing    New Products shall be all products not identified on Exhibit J. [...***...]. Basic Wafer Pricing for a New Product Lot shall be the lower of: (1) Best Nation Pricing pursuant to Section 5.2.2.1; (2) Market Pricing pursuant to Section 5.2.2.2; or (3) Ceiling Pricing pursuant to Section 5.3.2.

            5.3.2.    Ceiling Pricing.    Exhibit B sets forth a Ceiling Price for selected process technologies in production as of the Amendment One Effective Date. The Parties agree to meet in good faith to determine a Ceiling Price for new process technologies put into production after the Amendment One Effective Date, and will update Exhibit B to add the Ceiling Price for these new process technologies.

          5.4.    Shuttle Pricing.    Shuttle pricing shall be as set forth in Exhibit C.

          5.5.    Budgetary Pricing.    Jazz and Skyworks shall meet in [...***...] to review Jazz pricing issues, and Jazz will provide to Skyworks the Jazz pricing roadmap.

          5.6.    Probe Service Pricing.    Probe pricing for a Wafer shall be set at of the price computed under the cost per test-hour as set forth in Exhibit D, as amended from time to time. [...***...]

          5.7.    Expedited Lots.    Jazz shall provide, at [...***...], expedited Lots to Skyworks based on Skyworks Wafer starts as follows: Jazz shall provide [...***...]. Skyworks may request additional expedited Lots, either as production Lots or engineering Lots subject to availability. The price for additional expedited lots is set forth in Exhibit B.

          5.8.    [...***...].

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

        6.    Ordering Process.

          6.1.    Purchase Order.    From time to time, but not later than [...***...], Skyworks may submit to Jazz a written purchase order. Skyworks shall issue a written Purchase Order to Jazz setting forth the specific number of fab-only Wafers needed and the specific number of fab-probe wafers needed. The Purchase Order shall specify delivery information, including ship to information and the required delivery date. The Purchase Order will order sufficient volumes to satisfy Skyworks Volume Commitment set forth in Section 2.4.

          6.2.    Order Acceptance.    Jazz shall accept the Purchase Order within [...***...], at least up to the Jazz Wafer Capacity Commitment set forth in Section 3. The acceptance shall include the original delivery commitment date for delivery of the Wafers. Amounts ordered in excess of the Jazz Wafer Capacity Commitment may be accepted at the discretion of Jazz. Once accepted, Jazz shall produce and deliver the Wafers in the volumes and within the Standard Delivery Schedule of Exhibit I, and Skyworks shall be obligated to purchase such volumes. Any order not expressly accepted or rejected by Jazz within the [...***...] period shall be deemed accepted.

          6.3.    [...***...]

        7.    Delivery.    The Wafers will be delivered FOB the place of manufacturing with Title and risk of loss passing at time of delivery to the freight forwarder.

          7.1.    Delayed Wafers.    The Parties acknowledge the importance of on-time delivery for Wafer requirements, and agree to cooperate to reduce any delay in delivery. In particular, Jazz agrees to make commercially reasonable efforts to escalate lots in priority to achieve the original delivery commitment as set in the Purchase Order process. [...***...]

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

          7.2.    [...***...]

          7.3.    Delivery Notification    Prior to August 1, 2003, Jazz shall provide an automated link to Skyworks where a daily update will transfer estimated delivery dates, quantity and lot ID for all parts in process at Jazz Fabs.    The updated delivery dates shall indicate on a part-by-part basis the delivery date, and the quantity for all parts in process at the Jazz Fabs.

          7.4.    [...***...]

        8.    Payment.

          8.1.    Jazz shall provide an invoice for Wafers delivered and accepted pursuant to Section 7. Jazz shall also provide an invoice to Skyworks for any authorized Probe Services. Irrespective of the specific location providing the Wafers, the invoice shall be issued from a US office of Jazz to the Skyworks address listed below:

      Skyworks Solutions, Inc.
      20 Sylvan Road
      Woburn, MA 01801
      Attn: Accounts Payable.

          8.2.    Skyworks shall pay any amount due on the invoice within [...***...]. Effective [...***...], payment terms shall be [...***...].

        9.    Second Source.    The Parties acknowledge that Jazz may need to provide an additional second source to its existing fabrication facilities. [...***...]

          9.1.    To Meet Capacity Commitments.    If Jazz is unable to meet the Jazz Wafer Capacity Commitment pursuant to Paragraph 3, then Jazz shall provide for additional capacity at the China Fab facility (the "Jazz Second Source"). [...***...]

          9.2.    To Meet Skyworks Requirement.    If Skyworks requests that Jazz obtain a second source for a particular semiconductor part to meet a Customer Qualification Requirement, then Jazz will cooperate with Skyworks to provide another fabrication and/or probe facility to meet the Skyworks second source requirement (the "Skyworks Second Source"). [...***...]

          9.3.    Qualification.    The Parties will cooperate in good faith to qualify the Jazz Second Source and the Skyworks Second Source (collectively, the "Second Sources"). Qualification requirements and processes are set forth in Exhibit G. The cost of qualification will be allocated as set forth in Section 9.1 and Section 9.2.

          9.4.    New Fab Facility.

            9.4.1.    [...***...]

            9.4.2.    [...***...]

            9.4.3.    Mutual Agreement.    Subject to Section 9.4.1, if more than one location of the Jazz Fab are qualified for a particular semiconductor part, then Jazz may allocate production of that semiconductor part between the qualified fabs, provided Jazz gives Skyworks at least thirty (30) days notice of the change in allocation.

        10.    Wafer Probe

          10.1.    Fab Only Wafer.    Skyworks may purchase additional Fab Only Wafers from Jazz above the Skyworks Wafer Volume Commitment set forth in Paragraph 2.4, and at a price not to exceed the pricing set forth in Paragraph 5. The additional Wafers shall be ordered as fab-only Wafers by Skyworks without Probe Services. At Skyworks discretion and cost, Skyworks may request Jazz to provide Probe Services at a location approved by Skyworks.

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

          10.2.    New Probe Location.    Jazz will provide Skyworks with at least a [...***...] notice before changing the location where Probe Services are provided for any semiconductor part in production one year or less. Jazz shall not request to change the probe location for more than [...***...]. Jazz will provide Skyworks with at least [...***...] notice before changing the location where Probe Services are provided for any semiconductor part in production on the Amendment One Effective Date, or any semiconductor part [...***...]. Once a part has been approved for a change in probe location, that part and generations thereof, are approved for the changed probe location.

        11.    Yield

          11.1.    Yield Guarantee.

            11.1.1.    Jazz shall deliver to Skyworks Wafer Lots having a Probe Yield that is [...***...]

            11.1.2.    [...***...]

            11.1.3.    [...***...]

          11.2.    Escalation.    Jazz and Skyworks shall cooperate to address and solve any yield issues. Escalation is intended to assure that appropriate levels of management in Jazz and Skyworks are aware of serious yield issues, and to give each Party full opportunity to cooperatively solve and cure yield issues.

            11.2.1.    Supply Chain Management.    Jazz and Skyworks supply chain management members shall meet promptly upon identification, by either party, of a yield issue. If within [...***...] the supply chain management is unable to define a correction plan to the satisfaction of Skyworks, the yield issue will be escalated to senior management.

            11.2.2.    Senior Management.    Senior Management of Jazz and Skyworks shall meet to assure proper and necessary resources are being deployed to correct the yield issue.

          11.3.    Standard Yield Update.    [...***...], Skyworks may request a standard yield update for a particular semiconductor part. Jazz shall perform the yield update on the [...***...] process run for the semiconductor part, and the updated yield information shall be used on [...***...]. The new yield value shall be [...***...].

          11.4.    [...***...]

        12.    Intellectual Property    This Amendment does not transfer to Jazz or any third party any right, title, interest or ownership rights in any Skyworks intellectual property, including, but not limited to any patents, copyrights, trademarks, trade secrets, or know how.

        13.    Services.

          13.1.        [...***...]

          13.2.    Engineering Services.    Jazz will provide engineering wafer probe services in a manner consistent with the way in which such services were provided to Skyworks immediately prior to the Amendment One Effective Date. Equipment provided by Jazz in connection with such services shall include testers, probers, and other test support equipment reasonably necessary to support wafer probe services related to Skyworks' products.

        14.    Reporting.

          14.1.    All Wafers manufactured and delivered by Jazz to Skyworks shall have backward and forward trace ability sufficient to enable Jazz to identify (i) the processes and materials used in the manufacture of such Wafers; ii) the batches or Lots of such materials; and (iii) other Wafers in the same or sequential Lots. Such information shall be provided to Skyworks, upon Skyworks' request.

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

          14.2.    Jazz shall provide Skyworks with the reports specified in Exhibit F in accordance with frequency or schedule set forth therein. All such reports shall be in writing and provided to Skyworks in the form specified in Exhibit F or as otherwise mutually agreed to in writing by the Parties.

        15.    Confidentiality

          15.1.    Each Party agrees, for the Term of the SWKS Supply Agreement and any renewals thereof and [...***...] after its expiration or termination, not to disclose Confidential Information to any third parties, unless authorized in writing by the other Party. Each Party may disclose Confidential Information only to that Party's employees and contractors, which shall include the China Fab and probe service provider, all hereinafter referred to as a "Recipient", with a legitimate need to know such Confidential Information and who have the written obligations of confidentiality not to use Confidential Information for any purpose except as expressly permitted in writing by the other Party. Each Recipient with a legitimate need to know such Confidential Information shall treat the Confidential Information as a trade secret under law and shall protect the Confidential Information by using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized use, disclosure, dissemination or publication of the Confidential Information as the Recipient uses to protect its own comparable Confidential Information. The foregoing prohibition on disclosure of Confidential Information shall not apply to the extent certain Confidential Information is required to be disclosed by a Party as a matter of law or by order of a court, provided that the Party provides the other Party with prior written notice of such obligation to disclose and reasonably assists in obtaining a protective order therefore. Upon termination of the SWKS Supply Agreement each Party shall deliver to the other Party any and all materials, documents or other media (whether maintained electronically or otherwise) containing Confidential Information, together with all copies thereof in whatever form. In addition to the foregoing, Jazz may only provide Skyworks Confidential Information to a China Fab or probe service provider if (i) such information that is necessary for the China Fab or probe service provider to perform its function as expressly permitted under this SWKS Supply Agreement including any amendments thereto, and (ii) such information does not contain any masks or mask set information.

          15.2.    By way of illustration, but not limitation, Confidential Information may include tangible or oral disclosures relating to: (a) designs, tests, masks, and processes of either Party; (b) information regarding either Party's plans for research, development, new products, marketing and selling, business plans, budgets and unpublished financial statements, licenses, prices and costs, suppliers and customers; and (c) information regarding the skills and compensation of either Party's employees; and price, delivery, volumes, capacity, forecasts, yield information, and performance information.

          15.3.    Masks.    Without prior written consent from Skyworks, all masks that are created or used in the manufacture of any Skyworks part at any Jazz Fab shall be made in the United States, and only finished masks shall be transferred to any Jazz Fab outside the United States.

          15.4.    Process Qualification.    In the event that Jazz requests and Skyworks agrees to participate in the qualification of any Process at a site other than Newport Beach, Jazz and Skyworks shall enter into a separate written agreement regarding the use of any Confidential Information in the qualification process.

        16.    Representations and Warranties.

          16.1.    Each Party warrants to the other that, as of the Amendment One Effective Date;

            16.1.1.    it has the authority to enter into this Amendment One;

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

            16.1.2.    it is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is organized, with full corporate power and authority to carry on its business as it is now being conducted;

            16.1.3.    this Amendment One constitutes a valid and binding obligation of each Party to the other, enforceable against each respective Party in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, or similar laws now or hereafter in effect relating to creditors' rights; and

            16.1.4.    neither the execution, delivery and performance of this Amendment One nor the consummation of the transactions contemplated hereby violate any provision of the charter or organizational documents of such Party or any applicable law, regulation, decree, judgment, or order of any regulatory government agency, or any court of competent jurisdiction, or violate, conflict or interfere with the terms of any agreement binding upon such Party.

          16.2.    Use of Third Party Information.    Each Party warrants to the other that it will not knowingly use the confidential or proprietary information of third parties to perform its respective development obligations under the SWKS Supply Agreement.

        17.    Term and Termination.

          17.1.    Term.    The SWKS Supply Agreement shall terminate on [...***...], unless otherwise terminated as set forth herein.

          17.2.    Term Extension.    The Term of the SWKS Supply Agreement may be extended only by mutual written consent of the Parties. The Parties agree to meet before [...***...], for a period not to exceed [...***...], to discuss extending the SWKS Supply Agreement. Either Party may refuse to extend the SWKS Supply Agreement for any reason or no reason.

          17.3.    Survival.    Sections 8, 12, 15, 16, 18.3 of this Amendment One shall survive any termination of the SWKS Supply Agreement.

        18.    Miscellaneous

          18.1.    Entire Agreement.    The SWKS Supply Agreement, this Amendment One and the Exhibits attached hereto contain the full and complete understanding and agreement between the parties relating to the subject matter hereof and supersede all prior and contemporary understandings and agreements, whether oral or written, relating to such subject matter.

          18.2.    Notice.    Any and all notices permitted or required to be given hereunder shall be deemed duly given: (i) upon actual delivery, if delivery is by hand; or (ii) upon delivery if by overnight courier. Each such notice shall be sent to the respective party at the address indicated below or to any other address that the respective parties may designate from time to time in accordance with this section.

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

If to Skyworks:	Skyworks Solutions, Inc. 5221 California Ave. P.O. Box 57095, Mail Code 41-1 Irvine, CA 92619-7095 Attn: Skyworks Director of External Sourcing Fax: (949) 231-3206
With a copy to the Director, Business Affairs as the same address Fax: 949/231-3206
If to Jazz:	Jazz Semiconductor 4321 Jamboree Road Newport Beach, CA 92630 Attn: Jazz Director Business Development Fax:
With a copy to:
Jazz Semiconductor C/o The Carlyle Group 101 S. Tryon Street, 25th Floor Charlotte, NC 28280 Attn: Claudius E. Watts, IV Telecopy: (704) 632-0299

          18.3.    Export.    Jazz and Skyworks shall comply with all United States, foreign and local laws and regulations that apply to the SWKS Supply Agreement as Amended, including, without limitation, export control laws and regulations.

          18.4.    Exhibits.    The following exhibits are incorporated herein by this reference as if fully set forth herein:

Exhibit A:	[...***...]
Exhibit B:	Wafer Pricing
Exhibit C:	[...***...]
Exhibit D:	[...***...]
Exhibit E:	Qualification Cooperation Requirements
Exhibit F:	Reports
Exhibit G:	Quality Specification
Exhibit H:	Selected Sections from the Conexant-Jazz Agreement
Exhibit I:	[...***...]
Exhibit J:	List of Parts
Exhibit K:	[...***...]
Exhibit L:	Initial Skyworks Forecast
Exhibit M:	Initial Capacity Commitment
Exhibit N:	[...***...]
Exhibit O:	Portions of the SWKS Supply Agreement Identified for Section 18.7.4

          18.5.    Counterparts.    This Amendment One may be executed in one or more counterparts and by exchange of signed counterparts transmitted by facsimile, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same original instrument.

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

          18.6.        [...***...]

          18.7.    Interpretation

            18.7.1.    Except as provided for in this Section 18.7, the terms and conditions of the SWKS Supply Agreement shall remain unchanged and in full force and effect.

            18.7.2.    Where the terms of this Amendment One and the terms of the SWKS Supply Agreement are in inconsistent, the terms of this Amendment One shall govern.

            18.7.3.    Where this Amendment One provides a new term in conflict with a term defined in the SWKS Supply Agreement the SWKS Supply Agreement shall be interpreted in a manner that gives full meaning and effect to the new term.

            18.7.4.    The Sections of the SWKS Supply Agreement set forth in Exhibit O are of no further force and effect after the Amendment One Effective Date, and this Amendment One governs as to that subject matter.

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

        IN WITNESS WHEREOF, this Amendment One has been executed by the duly authorized representatives of the Parties whose signatures appear below.

SKYWORKS SOLUTIONS, INC.		JAZZ SEMICONDUCTOR
Signed:	/s/ KEVIN BARBER	Signed:	/s/ SHU LI
Name:	Kevin Barber	Name:	Shu Li
Title:	S.V.P. Operations	Title:	CEO & President
Date:	5/2/03	Date:	5-03-03

EXHIBIT A

[...***...]

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

EXHIBIT B
WAFER PRICING

[...***...]

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

EXHIBIT C

[...***...]

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

EXHIBIT D

[...***...]

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

EXHIBIT E
Qualification Cooperation Requirements

[...***...]

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

EXHIBIT F
Reporting

[...***...]

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

EXHIBIT G
Quality Specifications

[...***...]

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

EXHIBIT H
Selected Sections from the CNXT Supply Agreement

        2.1    (f) Purchases for Certain Entities.    Company agrees that Conexant, as agent, may place orders for any Conexant Spin-Off or Conexant Affiliate, under the same terms and conditions for Wafers established under this Supply Agreement. The Parties acknowledge and agree that at any time after a Conexant Spin-off commences operations as a separate legal entity, (1) Conexant may partition the Wafer Volume Commitments between Conexant and Conexant Spin-offs, assuring that the total volume meets the total Wafer Volume Commitment; (ii) Conexant and Conexant Spin-offs may partition Wafer Credits between them, provided that the total number of Wafer Credits held by Conexant and all Conexant Spin-offs will not exceed the original number of Wafer Credits and (iii) each Conexant Spin-off (a "Participating Spin-off') may enter into a separate agreement with Company containing all of the terms and conditions of this Supply Agreement, in which case the Participating Spin-off will order Wafers directly from Company. Company will have the right to review the allocation of Wafer Volume Commitments, Wafer Credits, and other rights hereunder partitioned and assigned to each Participating Spin-off; and Conexant will work in good faith with Company to resolve any reasonable objections that the Company may have to such allocation. If Conexant and Participating Spin-offs partition Wafer Volume Commitments as set forth above, the determination of whether the Wafer Volume Commitment is Met will be determined on a collective basis, and no additional payments to meet the Wafer Volume Commitment will be due to Company if the total number of Wafers purchased by Conexant and Participating Spin-offs is sufficient to meet or exceed the applicable Wafer Volume Commitment. Conexant will remain responsible to Company for satisfaction of Wafer purchase and payment obligations hereunder regardless of whether it is Conexant itself or a Participating Spin-off that fails to satisfy any such obligations. In the event that a third party acquires any Participating Spin-off, its business, or all or substantially all of its assets, then such third party may only assume the rights of Participating Spin-offs hereunder with respect to Wafer types of such Participating Spin-off that have been manufactured or are under development by the Newport Beach Fab at the time of such acquisition.

EXHIBIT I

[...***...]

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

EXHIBIT J
List of Parts

[...***...]

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

EXHIBIT K

[...***...]

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

EXHIBIT L

[...***...]

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

EXHIBIT M
Initial Jazz Capacity Commitment

EXHIBIT N

[...***...]

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

EXHIBIT O
Portions of the SWKS Supply Agreement Identified for Section 18.7.4

Section 1.2	Basic Price
Section 1.6	Current Average Probe Yield
Section 1.18	Planning Yield Assumption
Section 1.20	Probe Yield
Section 1.31	Uncommitted Available Capacity
Section 2.1(a)	Volume Commitments
Section 2.1(b)	Segments 1 Through 6
Section 2.1(d)	Requirements in Excess of the Wafer Volume Commitment
Section 3.2	Forecast
Section 3.3(a)	Purchase Order
Section 3.3(c)	Reserved SiGe Wafers
Section 3.4	Acceptance and Acknowledgement
Section 3.5	Wafer Lot Expedites
Section 3.7(c)	Cancellation after Process Start
Section Of Section 6(a) Wafers, only the sentence: "In Segments in all invoices."
Section 6(b)	Probe Services and Re-probe Services
Section 6.3	Taxes
Section 8.2	Process Failure
Section 13.9	Notices

QuickLinks

  Exhibit 10.55
AMENDMENT ONE TO THE WAFER SUPPLY AND SERVICES AGREEMENT
EXHIBIT A
EXHIBIT B WAFER PRICING
EXHIBIT C
EXHIBIT D
EXHIBIT E Qualification Cooperation Requirements
EXHIBIT F Reporting
EXHIBIT G Quality Specifications
EXHIBIT H Selected Sections from the CNXT Supply Agreement
EXHIBIT I
EXHIBIT J List of Parts
EXHIBIT K
EXHIBIT L
EXHIBIT M Initial Jazz Capacity Commitment
EXHIBIT N
EXHIBIT O Portions of the SWKS Supply Agreement Identified for Section 18.7.4